Founded in 2011 | Located in El Monte, CA | NASDAQ:FLGT Investor Presentation August 2, 2024

Disclaimer Forward-Looking Statements and Market Data This presentation contains forward-looking statements, which are statements other than those of historical facts and which represent the estimates and expectations of Fulgent Genetics, Inc. (the “Company” or “Fulgent”) about future events based on current views and assumptions. Examples of forward-looking statements made in this presentation include, among others, those related to long-term upside or value, management of risk, anticipated growth and positioning, addressable market estimates, the Company’s mission, vision and strategies, the success of its business model and strategy, anticipated future revenue and guidance, evaluations and judgments regarding the Company’s business, products, technologies, competitive landscape, scalability, plans regarding development and launch of potential future products, and any businesses the Company may seek to acquire or has acquired or has invested in or may seek to invest in, including statements regarding Fulgent Pharma Holdings, Inc. (“Fulgent Pharma”), Inform Diagnostics, CSI Laboratories, and any potential synergies, or transformation of the Company’s business, long-term visions and strategies, including, with respect to Fulgent Pharma, those designated to create a vertically integrated solution for cancer care, the clinical development of Fulgent Pharma’s pipeline and related statements and assumptions regarding development timelines, any potentially accelerated pathway for regulatory approval, the potential safety and efficacy of the nanodrug delivery platform and any related therapeutic candidates, the potential market size for these candidates and platforms and the value of available data, including genomic data, the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing or timing of enrollment for these clinical trials or that interim or preliminary data will be representative of the final data or results of these trials, and guidance regarding the Company’s future performance and results of operations, including any cash or cash equivalent resource projections. The Company’s views and assumptions on which these forward-looking statements are based may prove to be incorrect. As a result, matters discussed in any forward-looking statements are subject to risks, uncertainties and changes in circumstances that may cause actual results to differ materially from those discussed or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those implied by forward-looking statements are disclosed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K filed on February 28, 2024, and other reports it files from time to time. Because of these factors, you should not rely upon forward-looking statements as predictions of future events. The forward-looking statements in this presentation are made only as of the date hereof, and, except as required by law, the Company assumes no obligation to update any forward-looking statements in the future. The Company’s reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 28, 2024, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this presentation. This presentation also includes market data and forecasts with respect to the industry in which the Company operates. In some cases, the Company relies upon and refers to market data and certain industry forecasts that have been obtained from third-party surveys, market research, consultant surveys, publicly available information and industry publications that the Company believes to be reliable. These data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in this presentation.

Leadership Team



Ming Hsieh
Chief Executive Officer

Experienced operational leader, entrepreneur and philanthropist

Previously CEO, President, and Chairman of Cogent Systems, Inc.

Member of the National Academy of Engineering; Fellow of the National Academy of Inventors; Trustee of USC

COGENT a 3M Company



Paul Kim
Chief Financial Officer

Experienced financial leader and Certified Public Accountant

Previously CFO of Cogent Systems, Inc.; sold to 3M for $943M in 2010

B.A. in Economics from University of California at Berkeley

COGENT a 3M Company



Dr. Harry Gao
Lab Director and Chief Scientific Officer

Previously Lab Director at City of Hope

Clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School

M.S. in Immunology, and M.D. and Ph.D. in Microbiology, Immunology, and Medical Genetics

City of Hope



James Xie
President and Chief Operating Officer

Responsible for managing all global operations, product vision and product engineering

Served as an SVP of Cogent Systems, Inc.

B.A. in Engineering, M.S. in Industrial Engineering and an M.S. in Computer Science

COGENT a 3M Company



Brandon Perthuis
Chief Commercial Officer

Extensive experience leading genetic testing commercialization programs since 2003

Previously VP of Sales and Marketing of the Medical Genetics Laboratory at Baylor College of Medicine

Prior to Baylor, held senior roles at PerkinElmer, Inc. and Spectral Genomics, Inc.

BAYLOR GENETICS

PerkinElmer For the Better

SPECTRAL GENOMICS



Dr. Lawrence Weiss
Chief Medical Officer

Esteemed background in molecular science and pathology

Most recently Chief Medical Officer at NeoGenomics Laboratory, Inc.; prior senior role at Clarient, Inc.

Chairman Emeritus of Pathology at City of Hope National Medical Center

NEO GENOMICS

CLARIENT A GE Healthcare Company

City of Hope



Dr. Ray Yin
President, Pharma

Founder & CEO, ANP Technologies, Inc.

Former Team Leader of Nanobiotechnology for Chem/Bio Defense, U.S. Army Research Laboratory

Holder of 46 drug delivery/detection patents

ANP Tech

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About Fulgent We are a premier global, technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Mission Develop flexible and affordable diagnostics and therapeutics that improve the everyday lives of those around us. Core Values Innovation Customer Service and Commitment Quality and Efficiency Our People Strategy Leverage our proprietary technology platform for broad application Further clinical/regulatory program for Pharma Operational excellence Disciplined M&A

Strategic Vision – A One-Stop Solution for Cancer Care VISION Leading Genetic Testing Company Offering Tech-Enabled Diagnostic Solutions Therapeutic and Diagnostic Entity Providing Comprehensive Solutions Across the Cancer Care Continuum Vertically integrated “one-stop” solution across the healthcare chain following the CSI, Inform Diagnostics, and Pharma acquisitions Proprietary nano drug delivery technology platform serves as an underpinning technology between diagnostic and pharm to help create a more sustainable and profitable business model in precision medicine for years to come Addition of a talented scientific team creates a strong synergy and competitive advantage that may be leveraged across the combined business Potential near-term opportunity includes shortened 505(b)(2) drug development and commercialization timelines and potential long-term opportunity leverages large data insights and novel analytical tools from diagnostics business to enable additional precision medicine pipeline through organic or partnered development strategies Commitment to continue growing diagnostic and therapeutic opportunities through organic investments and M&A Seasoned management team along with strong cash position allow Fulgent to enter therapeutic opportunities while managing risk To build a vertically integrated solution to combat cancer early detection | clinical diagnostics | post treatment monitoring | drug discovery and cancer treatment Exciting Cancer Therapeutic Opportunity Realizing Precision Medicine Potential Nano-Drug Delivery Platform

Fulgent Pharma and Fulgent Genetics combined entity positioned to unlock significant long-term upside for both the therapeutics and diagnostic businesses while effectively managing risk History of Fulgent 2011 Fulgent Therapeutics founded as combined pharma and genetics company focused on oncology 2016 Fulgent Therapeutics separates into Fulgent Genetics and Fulgent Pharma; Fulgent Genetics completes IPO and Fulgent Pharma remains a standalone private company 2022 Fulgent Genetics acquires Fulgent Pharma Built broad genetic test menu with superior cost structure Expanded operational capabilities and market reach Acquisitions and strategic investments provided tools for drug discovery Began Phase 1 studies of FID-007 Worldwide key patents secured (32 issued and 4 pending) Proof of concept achieved for Nano-drug delivery platform in preliminary Phase 1 clinical testing (findings presented at ASCO 2021) Multiple potential clinical indications identified for FID-007 Nano Drug Delivery System DMF accepted and listed as available by the FDA Developed additional drug candidates using the same drug delivery platform

Long-Term Vision: Fulgent Continuum of Care Diagnosis Well-funded by diagnostics to advance H&N therapy trials and commercialization process Genomics data accelerates pipeline therapeutics development, e.g. spatial biology for tumor micro-environment profiling Long-term opportunity to leverage data insights from diagnostics to enable precision medicine through proprietary or partnered development strategies Manufacturing capability to aid drug development Transforms from a service company to a combined diagnostic and therapeutic company focused on precision medicine Large oncology market opportunity Careful pipeline management will responsibly engage therapeutic opportunities while managing potential risks Valuable, diverse assets and future sustainable revenue and margins Therapy Database + Drug Discovery + Patient Care

LABORATORY SERVICES

Well-positioned to execute on a growth strategy that includes organic and inorganic initiatives, including: Transformational acquisition of Inform Diagnostics Ramping of CSI Labs Scaling partnerships Potential future acquisitions with a strategy of short- and long-term ROI, tangible synergies, and efficient capital deployment 1 2 3 $71M Q2 Revenue +5% Q2 Year-over-Year Core Revenue Increase 18,400+ GENES | 900+ PANELS CUSTOMIZABLE OFFERINGS Positioned for Growth Proprietary technology platform allows for rapid scaling of a broad, flexible test menu Next-generation sequencing (NGS) platform complemented with growing portfolio of emerging testing technologies with a focus on oncology 9

Platform and Capabilities Across 3 Divisions

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Laboratory Services

Precision Diagnostics

- Reproductive Health
- Oncology / Liquid Biopsy
- Rare Disease
- Neurogenetics

CSI Laboratories
A FULGENT GENETICS COMPANY

Anatomic Pathology

- Dermatopathology
- GI
- GU
- GSP

INFORM™ DIAGNOSTICS
A FULGENT GENETICS COMPANY

BioPharma Services

- Spatial Phenotyping
- Exome/Genome sequencing
- RNA sequencing
- Single Cell sequencing

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Target Market Opportunity

fulgent +

INFORM DIAGNOSTICS
A FULGENT GENETICS COMPANY

CSI Laboratories
A FULGENT GENETICS COMPANY

Genes & Panels
Known Mutation
Genomic Testing
Hereditary Cancer
Infectious Disease
Tumor Profiling
Newborn Genetics
Sequencing Service
Carrier Screens
Spatial Biology

Cancer Diagnostics
$80B market[1]

Early Detection / Liquid Biopsy
$18B market[1]

Reproductive Health
$8B market[2]

BioPharma Services
$50B market[3]

1) Market sizes sourced from Wall Street equity research
2) Market size sourced from Frost & Sullivan, October 2022
3) Market size sourced from Research and Markets, April 2022

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What Sets Fulgent Diagnostics Apart? Technology Platform A New Approach to NGS Proprietary probes and engineered chemistry Comparison and suppression algorithms Comprehensive analytics powered by AI and ML Extensive Test Menu Leads to a Broader Test Menu 18,400+ single-gene tests (1) 900+ panels Whole Genome and Exome Flexibility enables custom tests for any genes or conditions Preset panels have grown 350% since IPO in 2016 Superior Cost Structure And a Better Cost Structure Lab efficiencies, automation and scale have translated to a sustainable cost structure Partnerships create leverage with sales and marketing Process 100% of volume without the need for outsourcing Represents genes covered by single-gene tests. 12

Proprietary Technology Platform

Differentiated Technology...

- Engineered genetic biochemistry, including reagents and probes
- Data suppression and comparison algorithms
- Adaptive learning software
- Automated reporting

...Provides a Multitude of Advantages

- Broad test menu
- Ability to rapidly develop and launch new tests
- Customizable test offerings
- Lower costs per billable test
- High efficiency



Web Services for:

- Patients and Providers
- Research Portal
- Fulgent and Picture Websites
- Benefit Analysis

Record Management:

- Patient Record
- FulgentDB

Lab Workflow:

- Wet Lab
- Auto Lab
- BioBank

Pipeline Services:

- Germline
- Somatic
- Custom
- Dry Lab Service
- Data Analysis

Curation Cloud:

- Report Editor
- Curation Warehouse
- Curation Tools
- Curation Content

Sequencing Services:

- WGS/WES
- RNA
- Oncology
- Single Cell
- Methylation
- Mitochondrial
- Rent-a-lane

Clinical Workflow for:

- Cancer
- Carrier
- Exome
- Genome
- Mito
- Other

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Broad Capabilities

Next Generation Sequencing Opportunities

Recent Traction with:
- Hereditary Cancer
- Cardiovascular Genetics
- Reproductive Health
- Neurodegenerative Genetics

Newly launched pharmacogenetic test

Aggressively expanding sales and commercial organization

Specialized Oncology Testing

Wide Array of Technologies

Services Include:
- Flow cytometry
- Cytogenetic analysis
- Fluorescence in-situ hybridization (FISH)
- Immunohistochemistry
- Molecular genetics
- Consultations in hematopathology and surgical pathology
- NGS

Comprehensive Anatomic Pathology Services

Broad Capabilities
- Breast pathology
- Gastrointestinal pathology
- Dermatopathology
- Urologic pathology
- Neuropathology
- Hematopathology

Managed care contract network and **physician relationships** leveraged to provide diagnostic products and services **complementary to Fulgent's portfolio**

Expansive geographic presence with several **CLIA-licensed** laboratories across the United States

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Fulgent deployed its technology platform to rapidly respond to the COVID-19 Pandemic, scaling operations to provide tests with reliable results and rapid turnaround time Technology Platform Case Study: COVID-19 Research driven platform worked with local and federal government on genomic studies CDC contract awarded to Fulgent, worth up to $47M to study SARS-CoV-2 using Fulgent’s NGS platform Capacity of 10,000 NGS tests per day Used to identify new strains and mutations Next Generation Sequencing for COVID-19 Commercialized COVID-19 Testing Primarily RT-PCR Based Testing Contracts with: School systems Nursing homes Athletic organizations Specialty health clinics Travel organizations Government agencies Offered through: Drive-through sites Picture at-home kits Managed on-site programs Result: Over 19M COVID-19 tests delivered between 2020-2023, generating >$1.7B in revenue for Fulgent

Scalable and Affordable Menu for Customers Large Panel Small Panel Focus Panel Single-Gene / Custom Comprehensive Panel Average Sales Price / Test Whole Genome Whole Exome Clinical Exome GREATER OFFERINGS THAN LEADING COMPETITORS CNV+ MANY COMPETITORS DO NOT OFFER Flow Cytometry FISH Histopathology Cytogenetics Molecular

NGS Testing – Offerings Site-Specific Testing Known Mutation Focus (49 Genes) Comprehensive (153 Genes) Somatic Cancer Panels 20 Panels Repeat Expansion 18,400+ Genes Single Gene 800+ Panels Customizable Panels Disease Panels Clinical Exome (4,500+ Genes) Whole Exome Exome Tests

NGS Testing – Germline Oncology Test Menu Fulgent Focus Cancer Panels Fulgent Comprehensive Cancer Panels Customizable: Add additional cancer genes or panels at no charge Genes: 49 Methods: NGS & Del/Dup Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Customizable: Add additional cancer genes or panels at no charge Methods: NGS & Del/Dup Genes: 153 Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Focused Comprehensive

Oncology Testing Platforms

FISH

- Expansive heme and solid tumor menu
- STAT testing available - PML/RARA <1 day TAT
- CD138 cell enrichment for PCM
- 3-5 day turnaround time

Histology

- 225+ stains
- Platform agnostic
  - Roche, Agilent and Leica IHC
- Three levels of service – Tech, Global, Consultative
- PD-L1 - Various IVD platforms and indications
- <1-2 day turnaround time

Cytogenetics

- Oncology and constitutional
- >20% abnormality detection rate
- Mitogen stimulation/dual culture
- DSP30 (detection of B-cell disorders)
- Interleukin 4 for plasma cell myeloma
- Phytohemagglutinin and Interleukin 2 (detection of T-cell disorders)
- Children's Oncology Group approved
- 5-7 day turnaround time

Flow Cytometry

- 10-color platform
- Comprehensive panel design
- High-sensitivity for paroxysmal nocturnal hemoglobinuria
- Expert analysis and interpretation
- 12-24 hour turnaround time

Molecular

- Hematology and solid tumor menu
- Extensive single gene menu
- NGS
- Solid tumor liquid biopsy NGS offering
- 5-7 day turnaround time [NGS 8-10 days]

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NGS Testing – Panel Deep Dive

Comprehensive Beacon Carrier Screening Tests

Beacon ACOG / ACMG Guidelines Panel

The ACOG/ACMG panel screens for common genetic disorders seen in the general population

Gene Count: 6

Beacon Ashkenazi Jewish Panel

The Ashkenazi Jewish carrier screens for pathogenic carrier variants known to cause recessive genetic disorders

Gene Count: 61

Beacon Focus Panel

The Focus Carrier screen is a pan-ethnic screen that looks for pathogenic mutations known to cause autosomal recessive and X-linked disorders

Gene Count: 30

Beacon Expanded Panel

The Expanded Panel screens for more than 400 recessive and X-linked conditions that covers people of all ethnic backgrounds

Gene Count: 427

Beacon787 Panel

One of the largest panels available for those seeking the most comprehensive testing option

Gene Count: 787

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Beacon Carrier Screening

- NGS of entire genes, not just hotspots
- Deletion and duplication analysis
- Proprietary algorithms for pseudogenes
- TAT: 2 Weeks

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NGS Testing – Reproductive Services: PGT-A Increased Chance of Pregnancy Embryos with a normal number of chromosomes have a better chance of resulting in successful pregnancy More Confidence in Transferring a Single Embryo Avoid health risks associated with twin or triplet pregnancies that can occur from multiple embryo implantation Reduced Risk of Miscarriage Embryos with an abnormal number of chromosomes (aneuploid) typically do not result in successful pregnancy or may result in birth defects Fewer Number of Embryo Transfer Cycles Needed Reduce the amount of time to pregnancy and the costs of additional IVF cycles PGT-A Can Expand a Patient’s Prospects of a Successful Pregnancy Preimplantation Genetic Testing for Aneuploidy (PGT-A) can identify potentially abnormal embryos for transfer in IVF, thereby expanding a patient’s prospects of a successful pregnancy Women 35+ Who is PGT-A testing for? Those who have experienced miscarriages Those who want to reduce the likelihood of having multiples Couples experiencing male factor infertility Those who have experienced IVF failure

NGS Testing – Rapid Whole Genome Covers >4,000 single gene disorders Fast turn around time (7-10 days) Focused reporting of diagnostic findings only Designed for critically ill infants in the NICU/PICU to rapidly diagnose genetic disorders Multiple congenital anomalies Inborn errors of metabolism Immunodeficiency Respiratory distress Epilepsy Ideal for Infants Experiencing: 20 out of the 35 infants (57%) received a diagnosis 13 out of the 20 diagnosed infants (65%) had clinical usefulness for treatment In a Retrospective Analysis of Diagnostic and Clinical Finding with 35 Acutely Ill Infants (2015): TAT of 7-10 Days

Parenting Screens adults to determine their carrier status for recessive genetic disorders Newborn Screens newborns for genes associated with various severe genetic conditions Wellness Screens adults for genetic variants that indicate disease risk PD Aware Assesses genetic risk for Parkinson's Disease COVID-19 RT-PCR Test At-home collection test for COVID-19 Consumer Initiated Tests – Picture Genetics Targeting the Large Consumer Market with Picture Genetics Launched in 2019 with significant growth amid COVID-19 A consumer-focused offering that merges clinical utility with accuracy of an accredited lab Extends Fulgent’s NGS capabilities to a broader market Validated by successfully scaling to hundreds of thousands of tests performed within months for COVID-19, after receiving an EUA Genetic tests utilizes complete sequencing (vs genotyping) by NGS analysis for better, more accurate results Patient-friendly with easy to use “order from home” model – no doctor office visits or insurance necessary, though many tests are eligible for reimbursement Select full service offering that includes analysis and genetic counseling support PGx Pharmacogenetic test that provides genetic insights on drug response

THERAPEUTIC DEVELOPMENT

Nano-Drug Delivery Platform Overview Many drug candidates in the industry failed during preclinical and clinical development and testing due to poor water solubility Nanoencapsulation produces amorphous drug candidates with improved solubility and potentially enhanced absorption, drug PK profiles, safety and efficacy Broadly applicable to both IV and oral drug delivery formulations Potentially shortened development timeline Plug and play drug delivery platform provides multiple shots on goal Simple and low-cost production process Platform Advantage: Soluble in both water and various organic solvents and capable of hot melt mixing with APIs

FID-007 Program Overview Note: all findings are preliminary DCR includes Stable Disease (SD), Partial Response (PR), Complete Response (CR) FID-007 Phase 1/1b Preliminary Highlights (as of 6/2/24): H&N Cancer 45% ORR and 72% DCR were observed in 11 heavily treated HNSCC patients. Among them, 3 out of the 5 patients who achieved a PR had received prior taxane. FID-007 Phase 1/1b First in Human Clinical Trial – Preliminary Findings (n=46 patients) Dose levels up to 160 mg/m2/week with manageable safety profile RP2D at 125 mg/m2/week There is preliminary evidence of anti-tumor activity in 46 heavily pre-treated patients across different tumor types (ORR = 17%) No high-grade neuropathy often seen in other taxanes Updated clinical data presented at ASCO 2024 FID-007 Plus Cetuximab Phase 2 Update (as of 7/30/24): H&N Cancer Multiple clinical sites activated (USC, Moffitt, etc.) with 3 Patients enrolled and dosed

FID-007 Clinical Data Presented at ASCO 2024

Potential Market Opportunity for FID-007 Pancreatic $1.2B in 2023 $1.5B by 2035 NSCLC $123M in 2023 $140M by 2035 Ampullary2 $51M in 2023 $63M by 2035 H&N1 $2.3B in 2023 $2.9B by 2035 Note: U.S. opportunity shown Sources: Evaluate Pharma, Wall Street research, and management pricing expectations H&N market opportunity for both 2nd line and 3rd line therapy Ampullary market opportunity for 2nd line therapy Initial Indication Subsequent Indications Breast $501M in 2023 $521M by 2035

Pipeline Progress

- FID-007: wholly-owned drug candidate initially focused on Head & Neck (H&N), Pancreatic/Ampullary cancers
  - Seeking initial therapeutic indication for 2nd line treatment of H&N cancer
  - Potential FDA approval strategy uses 505(b)(2) studies, which may shorten clinical trial process and accelerate timeline to commercialization
- FID-022 moving toward IND
- Developing a next generation antibody drug conjugate (ADC) technology platform that could potentially provide even broader killings towards heterogeneous cancer cells than those ADCs with the bystander killing effect

Drug Candidates	Target	Indication	Pre-Clinical	Clinical P1	Clinical P2	Clinical P3	Milestones
FID-007	Cytotoxic	Head and Neck (H&N) (505(b)(2))					Began P2 Enrollment in 2Q24
		Ampullary or ICI Resistant (505(b)(2))					Go/No-go Based on HN Study
FID-022	Cytotoxic	Colon (505(b)(2))					IND Filing by YE24
ADCs	Undisclosed	Solid Tumors					

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FINANCIALS

Summary Financial Performance $70M Core Revenue1 in Q2’24 $37M Last Twelve Months (LTM) Operating Cash Flow as of Q2’24 5% growth year-over-year ($ in thousands) +10% year-over-year Core Revenue excludes NGS COVID-19 test volume

Financial Performance: Revenue Profile ($ in thousands) ($ in thousands) Core Revenue excludes NGS COVID-19 test volume

2024 Financial Guidance Core Revenue excludes NGS COVID-19 test revenue for more accurate year over year comparison purposes. Improvements from prior guidance of ($2.25) and ($1.05), respectively Cash expenditures may be higher or lower than currently estimated due to a variety of facts and circumstances, including as a result of the Company’s ongoing stock repurchase program or other expenditures outside of ordinary course. Expected Cash, cash equivalents, and investments in marketable securities of approximately $800 million as of December 31, 20243 2 2

Balance Sheet

Non-GAAP Financial Adjustments

THANK YOU

Founded in 2011 | Located in El Monte, CA | NASDAQ:FLGT